Trade and Other Payables	12 Months Ended
Dec. 31, 2018
Trade and other payables [abstract]
Trade and Other Payables

9.	TRADE AND OTHER PAYABLES

	December 31	December 31
	2018	2017
Falling due within the year
Trade [1]	$5,935	$10,268
Total	$5,935	$10,268

Non-current liabilities
Trade [1]	$7,194	$6,650
Total	$7,194	$6,650

Notes:

1.	Legal fees

As a result of the joint settlement with the EPA announced in May 2017, the Group owed legal counsel an additional US$16,557 in legal fees. The amount is made up of US$15,821, payable in three annual installments of US$5,274, of which two installments were paid in 2017 and 2018 respectively and US$735, of which US$100 was paid in 2017. The final annual instalment of US$5,274, which was due to be paid in December 2019, has been extended and is now due on or before January 31, 2020 and accordingly has been included in non-current liabilities. The balance of $635, which is included in current liabilities, is payable on completion of a partnering transaction.